Exhibit 10.05

                               CUSTOMER AGREEMENT


     THIS CUSTOMER AGREEMENT (this "Agreement"), made as of the 1st day of December, 1997, by and among DEAN WITTER CORNERSTONE FUND IV, a New York limited partnership (the "Customer"), CARR FUTURES INC., a Delaware corporation ("CFI"), and DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR");


                            W I T N E S S E T H :


     WHEREAS, the Customer was organized pursuant to a Certificate of Limited Partnership filed in the office of the County Clerk of New York County, New York on December 11, 1986, and a Limited Partnership Agreement dated as of December 11, 1986, as amended, between Demeter Management Corporation, a Delaware corporation ("Demeter"), acting as general partner (in such capacity, the "General Partner"), and the limited partners of the Customer, to trade, buy, sell, or otherwise acquire, hold, or dispose of commodities (including, but not limited to, foreign currencies, mortgage-backed securities, money market instruments, and any other securities or items which are, or may become, the subject of futures contract trading), commodity futures contracts, commodity forward contracts, exchange commitments, commodity options, spot (cash)
commodities and currencies, and any rights pertaining thereto (hereinafter referred to collectively as "commodity interests"); initially the Customer's principal business is to trade, buy, sell, or otherwise acquire, hold, or dispose of commodity interest contracts on, for, or with respect to domestic and foreign currencies and currency-related items;

     WHEREAS, the Customer (which is a commodity pool) and the General Partner (which is a registered commodity pool operator) have entered into management agreements (the "Management Agreements") with certain trading managers (each, a "Trading Manager" and collectively, the "Trading Managers"), which provide that the Trading Managers have authority and responsibility, except in certain limited situations, to direct the investment and reinvestment of the assets of the Customer in commodity interests under the terms set forth in the Management Agreements;

     WHEREAS, the Customer and DWR have entered into that certain Amended and Restated Customer Agreement, dated as of December 1, 1997 (the "DWR Customer Agreement"), whereby DWR agreed to perform certain non-clearing commodity interests brokerage and other services for the Customer; and

     WHEREAS, the Customer, DWR and CFI wish to enter into this Agreement to set forth the terms and conditions upon which CFI will perform commodity interests execution and clearing services for the Customer;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not defined herein shall have the meaning given to them in the Customer's most recent prospectus as filed with the Securities and Exchange Commission (the "Prospectus") relating to the offering of units of limited partnership interest of the Customer (the "Units") and in any amendment or supplement to the Prospectus.

     2. Duties of CFI. CFI agrees to execute and clear all commodity interests brokerage transactions on behalf of the Customer in accordance with instructions provided by DWR, Demeter or the Trading Managers, and the Customer agrees to retain CFI as its clearing broker for the term of this Agreement. CFI agrees to maintain such number of subaccounts for the Customer as DWR reasonably shall request. The execution and clearing services of CFI provided hereunder shall be in accordance with applicable exchange rules.

     CFI agrees to furnish to the Customer as soon as practicable all of the information from time to time in its possession which Demeter, as the general partner of the Customer, is required to furnish to the Limited Partners pursuant to the Limited Partnership Agreement as from time to time in effect and as required by applicable law, rules, or regulations and to perform such other services for the Customer as are set forth herein and in the Prospectus. CFI shall disclose such information (including, without limitation, financial statements) regarding itself and its affiliates as may be required by the Customer for SEC, CFTC and state blue sky disclosure purposes.

     CFI agrees to notify the applicable Trading Manager and DWR immediately upon discovery of any error committed by CFI or any of its agents with respect to a trade executed or cleared by CFI on behalf of the Customer and to notify DWR promptly of any order or trade for the Customer's account which CFI believes was not executed or cleared in accordance with proper instructions given by DWR, Demeter or any Trading Manager or other agent for the Customer's account.
Notwithstanding any provision of this Agreement to the contrary, CFI shall assume financial responsibility for any errors committed or caused by it in executing or clearing orders for the purchase or sale of commodity interests for the Customer's account and shall credit the Customer's account with any profit resulting from an error of CFI. Errors made by floor brokers appointed or selected by CFI shall constitute errors made by CFI. However, CFI shall not be responsible for errors committed by the Trading Managers.

     CFI acknowledges that other partnerships of which the General Partner is the general partner are not affiliates of the Customer.

     3. Margins. The futures and futures option trades for the Customer's account shall be margined at the applicable exchange or clearinghouse minimum rates for speculative accounts; all subaccounts shall be combined for determining such margin requirements. All margin calls for the Customer's account shall be made to DWR by CFI, and each such call for margin shall be met by Customer within three hours after DWR has received such call. CFI shall accept as margin for the Customer's account any instrument deemed acceptable under exchange or clearinghouse rules pertaining to such account. Upon oral or written request by DWR, CFI shall, within three hours after receipt of any such request, wire transfer (by federal bank wire system) to DWR for Customer's account any funds in the Customer's account with CFI in excess of the margin requirements for such account.

     4. Obligations and Expenses. Except as otherwise set forth herein, the Customer, and not CFI, shall be responsible for all taxes, management and incentive fees to the Trading Managers, the brokerage fees to DWR pursuant to the DWR Customer Agreement, and all extraordinary expenses incurred by it.

     5. Agreement Nonexclusive. CFI shall be free to render services of the nature to be rendered to the Customer hereunder to other persons or entities in addition to the Customer, and the parties acknowledge that CFI may render such services to additional entities similar in nature to the Customer, including other partnerships organized with Demeter as their general partner. It is expressly understood and agreed that this Agreement is nonexclusive and that the Customer has no obligation to execute any or all of its trades for commodity interests through CFI. The parties acknowledge that the Customer may execute and clear trades for commodity interests through such other broker or brokers as Demeter may direct from time to time. The Customer's utilization of an additional commodity broker shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Customer and CFI hereunder.

     6. Compensation of CFI. In compensation of CFI's services pursuant to this Agreement, the Customer shall pay CFI all NFA fees, clearinghouse fees, exchange fees or other regulatory fees, taxes (other than income taxes), floor brokerage fees, third-party clearing fees and give-up fees. DWR shall pay to CFI such charges with respect to the execution and clearance of trades for the Customer as DWR and CFI shall agree from time to time. Subject to the brokerage commission and transaction fees and costs caps set forth in the DWR Customer Agreement, DWR shall have no obligation to reimburse the Customer for any payments made by the Customer to CFI. The Customer shall have no obligation to reimburse DWR for any payments made by DWR to CFI.

     7. Investment Discretion. The parties recognize that CFI shall have no authority to direct the commodity interests investments to be made for the Customer's account, but shall execute only such orders for the Customer's account as DWR, Demeter or the Trading Managers may direct from time to time. However, the parties agree that CFI, and not the Trading Managers, shall have the authority and responsibility with regard to the investment, maintenance, and management of the Customer's assets that are held in segregated or secured accounts, as provided in Section 8 hereof.

     8. Interest on Customer Funds. The Customer's assets deposited with CFI will be segregated or secured in accordance with the Commodity Exchange Act and CFTC regulations. All of such funds will be available for margin for the Customer's trading. CFI shall pay to DWR such interest income on the Customer's assets held by CFI as CFI and DWR shall agree from time to time. The Customer understands that it will not receive any interest income on its assets held by CFI other than that paid by DWR pursuant to the DWR Customer Agreement. The Customer's assets held by CFI may be used solely as margin for the Customer's trading.

     9. Recording Conversations. CFI consents to the electronic recording, at the discretion of the Customer, Customer's agents or DWR, of any or all telephone conversations with CFI (without automatic tone warning device), the use of same as evidence by either party in any action or proceeding arising out of this Agreement, and in the Customer's, Customer's agents' or DWR's erasure, at its discretion, of any recording as a part of its regular procedure for handling of recordings.

     10. Delivery; Option Exercise.

     (a) The Customer acknowledges that the making or accepting of delivery pursuant to a futures contract may involve a much higher degree of risk than liquidating a position by offset. CFI has no control over and makes no warranty with respect to grade, quality or tolerances of any commodity delivered in fulfillment of a contract.

     (b) The Customer agrees to give CFI timely notice and immediately on request to inform CFI if the Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested, the Customer shall provide CFI with satisfactory assurances that the Customer can fulfill the Customer's obligation to make or take delivery under any contract. The Customer shall furnish CFI with property deliverable by it under any contract in accordance with CFI's instructions.

     (c) CFI shall not have any obligation to exercise any long option contract unless the Customer has furnished CFI with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract.

     11. Standard of Liability and Indemnity. Subject to Section 2 hereof, CFI and its stockholder, directors, officers, employees, and its or their respective successors or assigns shall not be liable to the Customer, its partners, or any of its or their respective successors or assigns, except by reason of acts, or omissions due to, bad faith, misconduct, or negligence, or for not having acted in good faith in the reasonable belief that such acts or omissions were in, or not opposed to, the best interests of the Customer, or by reason of any material breach of this Agreement by CFI.

     The Customer shall indemnify and hold harmless CFI and its stockholder, directors, officers, employees, and its or their respective successors or assigns from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission or conduct undertaken by CFI on behalf of the Customer pursuant to this Agreement, including, without limitation, any demands, claims or lawsuits initiated by a Limited Partner (or assignee thereof), provided that a court of competent jurisdiction upon entry of final judgment shall find (or, if no final judgment is entered, an opinion is rendered to the Customer by independent counsel who shall be other than counsel to the Customer or CFI) to the effect that the conduct that was the basis for such liability was not the result of bad faith, misconduct, or negligence, and was done in a good faith belief that it was in, or not opposed to, the best interests of the Customer.

     CFI shall indemnify and hold harmless the Customer, its partners, and its or their respective successors or assigns from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission or conduct undertaken by CFI on behalf of the Customer pursuant to this Agreement, provided that a court of competent jurisdiction upon entry of final judgment shall find (or, if no final judgment is entered, by an opinion rendered to the Customer by independent counsel who shall be other than counsel to the Customer or CFI) to the effect that the conduct that was the basis for such liability was the result of bad faith, misconduct, or negligence, or was not done in a good faith belief that it was in, or not opposed to, the best interests of the Customer, or was by reason of any material breach of this Agreement by CFI.

     The indemnities provided in this Section 11 by the Customer to CFI and its stockholder, directors, officers, employees, and its or their respective successors and assigns shall be inapplicable in the event of any liability arising out of, or based upon, any material breach of any warranty, covenant, or agreement of CFI contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 11 by CFI to the Customer, its partners, and any of its or their respective successors and assigns shall be inapplicable in the event of any liability arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such event.

     12. Term. This Agreement shall continue in effect until terminated by any party giving not less than sixty (60) days' prior written notice of termination to the other parties. The Customer shall have the right to terminate this Agreement

          (i) at any time, effective upon thirty (30) days' prior written notice to CFI, in the event that:

               (A) CFI announces plans to discontinue the provision of execution and clearing services with respect to futures contracts, options on futures contracts or acting as a dealer counterparty for foreign exchange cash and forward contracts; or

               (B) CFI merges or consolidates with or into or acquires or is acquired by, another entity or entities acting in concert (excluding any intergroup reorganizations with any affiliates of CFI or any capital contributions by, or sale of CFI stock to any affiliates of CFI, provided that the guarantee agreement between DWR and Credit Agricole Indosuez S.A. dated as of July 31, 1997 remains in place or a comparable guaranty is substituted by a bank with a net worth and credit rating equal to Credit Agricole Indosuez S.A.) in a transaction involving the purchase or sale of stock or substantially all of the assets of the acquired entity or which involves a capital contribution to or by such entity or entities (in an amount representing fifty percent (50%) or more of the book value of CFI's or such entity's (or their respective affiliate's) net worth), or the purchase or sale of stock representing fifty percent (50%) or more of CFI's or such entity's (or their respective affiliate's) outstanding equity securities; and

          (ii) at any time effective immediately upon written notice to CFI in the event:

               (A) CFI ceases to be registered or conduct business as a futures commission merchant or discontinues its membership or clearing membership on any major futures interest exchange in the United States (or any affiliated clearing corporation) or in the NFA; or

               (B) a receiver, liquidator or trustee of CFI is appointed by court order and such order remains in effect for more than thirty (30) days; or CFI is adjudicated bankrupt or insolvent; or any of CFI's property is sequestered by court order and such order remains in effect for more than thirty
                    (30) days; or a petition is filed against CFI under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within thirty (30) days after such filing; or CFI files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

               (C) CFI, DWR or the Customer is ordered or otherwise directed to terminate this Agreement by any governmental, regulatory, or self-regulatory authority.

Any such termination by any party shall be without penalty.

     13. Complete Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as among the parties unless in writing and signed by the party against whom enforcement is sought.

     14. Assignment. This Agreement may not be assigned by any party without the express written consent of the other parties.

     15. Amendment. This Agreement may not be amended except by the written consent of the parties.

     16. Notices. All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

     if to the Customer:

                  DEAN WITTER CORNERSTONE FUND IV
                  c/o Demeter Management Corporation
                  Two World Trade Center, 62nd Floor
                  New York, New York  10048
                  Attn: Mark J. Hawley
                        President

     if to DWR:

          DEAN WITTER REYNOLDS INC.
          Two World Trade Center, 62nd Floor
          New York, New York  10048
          Attn:  Mark J. Hawley
                 Executive Vice President

     if to CFI:

          CARR FUTURES INC
          10 South Wacker Drive, Suite 1125
          Chicago, Illinois  60606
          Attn:   Legal/Compliance Department

   17. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

     18. Headings. Headings of Sections herein are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     19. Incorporation by Reference. The Futures Account Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

     20. Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without regard to its choice of law principles). If any action or proceeding shall be brought by a party to this Agreement or to enforce any right or remedy under this Agreement, each party hereto hereby consents and will submit to the jurisdiction of the courts of the State of New York or any federal court sitting in the County, City and State of New York. Any action or proceeding brought by any party to this Agreement to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the courts of the State of New York or any federal court sitting in the County, City and State of New York.

     IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                       DEAN WITTER CORNERSTONE FUND IV

                                       By:  Demeter Management Corporation,
                                              General Partner



                                       By:  /s/ Mark J. Hawley
                                            -------------------------------
                                            Mark J. Hawley
                                            President

                                       DEAN WITTER REYNOLDS INC.



                                       By:  /s/ Mark J. Hawley
                                            -------------------------------
                                            Mark J. Hawley
                                            Executive Vice President

                                       CARR FUTURES INC.



                                       By:  /s/ Bruce A. Beatus
                                            -------------------------------
                                            Name:   Bruce A. Beatus
                                                    -----------------------
                                            Title:  General Counsel
                                                    -----------------------

                                CARR FUTURES INC.
                            FUTURES ACCOUNT AGREEMENT

In consideration of the acceptance by Carr Futures Inc. ("Carr") of one or more accounts of the undersigned ("Customer") (if more than one account is at any time opened or reopened with Carr, all are covered by this Agreement and are referred to individually and collectively as the "Account"), and Carr's agreement to act as broker, directly or indirectly, or as dealer, for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, forward contracts, commodity futures contracts, options on commodity futures contracts and transaction involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, Customer agrees as follows:

1.   APPLICABLE RULES AND REGULATIONS

     The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for Carr's protection and Carr's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. Carr shall not be liable to Customer as a result of any action by Carr, its officers, directors, employees or agents to comply with any rule or regulation.

2.   PAYMENTS TO CARR

     Customer agrees to pay to Carr immediately on request (a) commissions, give-up charges, fees and service charges as are in effect from time to time, together with all applicable regulatory and self-regulatory organization and exchange fees, charges and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the Account; and (c) interest on such debit balance or liability at the prevailing rate charged by Carr at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable costs and attorneys' fees incurred in collecting any such debit balance or liability. Customer acknowledges that Carr may charge commissions at other rates to other customers.

3.   CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN

     Customer shall at all times, and without prior notice or demand from Carr, maintain adequate margin (also known as "performance bond") in the Account so as to continually to meet the original and maintenance margin requirements established by Carr for Customer. Carr may change such
     requirements  from  time  to  time  at  Carr's   discretion.   Such  margin
     requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from Carr's requirements for other customers. Customer agrees, when so requested, orally or by written notice, immediately (in no less than one hour) to wire transfer (by federal bank wire system to the account of Carr) margin funds, and to furnish Carr with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that Carr may receive and retain as its own any interest, increment, profit, gain or benefit, directly or indirectly, accruing from any of the funds Carr receives from Customer.

4.   DELIVERY; OPTION EXERCISE

     Liquidating instructions on open positions maturing in a current delivery month must be given to Carr at least five business days prior to the first notice day in the case of long positions, and at least five business days prior to the last trading day in the case of short positions. Alternatively, sufficient funds to take delivery or the necessary delivery documents must be delivered to Carr within the same period described above. If funds, documents or instructions are not received, Carr may, without notice, either liquidate Customer's position or make or receive delivery on behalf of Customer upon such terms and by such methods as Carr, in its sole discretion, determines.

     If, at any time, Customer fails to deliver to Carr any property previously sold by Carr on Customer's behalf in compliance with commodity interest contracts, or Carr shall deem it necessary (whether by reason of the requirements of any exchange, clearing house or otherwise) to replace any securities, commodity interest contracts, financial instruments, or other property previously delivered by Carr for the Account of Customer with other property of like or equivalent kind or amount, Customer hereby authorizes Carr, in its sole judgment, to borrow or to buy any property necessary to make delivery thereof, or to replace any such property previously delivered, or to deliver the same to such other party or to whom delivery is to be made. Carr may subsequently repay any borrowing or purchase thereof with property purchased or otherwise acquired for the amount of Customer. Customer shall pay Carr for any cost, loss and damages from the foregoing, including, but not limited to, consequential damages, penalties and fines which Carr may incur or which Carr may sustain from its inability to borrow or buy any such property.

     Customer understands that some exchanges and clearing houses have established cut-off times for the tender of exercise instructions, and that an option will become worthless if instructions are not delivered before such expiration time. Customer also understands that certain exchanges and clearing houses automatically will exercise some "in-the-money" options unless instructed otherwise. Customer acknowledges full responsibility for taking action either to exercise or to prevent the exercise of an option contract, as the case may be, and Carr is not required to take any action with respect to an option contract, including without limitations any action to exercise an option prior to its expiration date, or to prevent the automatic exercise of an option, except upon Customer's express instructions. Customer further understands that Carr may establish exercise cut-off times which may be different from the times established by exchanges and clearing houses.

     Customer understands that (a) all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned, and (b) exercised assignment notices are allocated randomly from among all Carr customer's short options positions which are subject to exercise. A more detailed description of Carr's allocation procedures is available upon request.

5.   FOREIGN CURRENCY

     If Carr enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's Account and risk and (b) unless another currency is designated in Carr's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by Carr in its discretion on the basis of then prevailing market rates of exchange for such foreign currency.

6.   CARR MAY LIMIT POSITIONS HELD

     Customer agrees that Carr, at its discretion, may limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees (a) not to make any trade which would have the effect or exceeding such limits, (b) that Carr may require Customer to reduce open positions carried with Carr and (c) that Carr may refuse to accept orders to establish new positions. Carr may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify Carr promptly if Customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7.   NO WARRANTY AS TO INFORMATION OR RECOMMENDATION

     Customer acknowledges that:

     (a) Any market recommendations and information Carr may communicate to Customer, although based upon information obtained from sources believed by Carr to be reliable, may be incomplete and not subject to verification;

     (b)  Carr makes no  representation,  warranty or guarantee as to, and shall
          not  be  responsible   for,  the  accuracy  or   completeness  of  any
          information or trading recommendation furnished to Customer;

     (c) Recommendations to Customer as to any particular transaction at any given time may differ among Carr's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by Carr in its research reports or otherwise; and

     (d) Carr has no obligation or responsibility to update any market recommendations, research or information it communicates to Customer.

     Customer understands that Carr and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests that are the subject of market recommendations furnished to Customer, and that the market positions of Carr or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by Carr.

8.   LIMITS ON CARR DUTIES; LIABILITY

     Customer agrees:

     (a) That Carr has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

     (b) That the commissions which Carr receives are consideration solely for the execution, reporting and carrying of Customer's trades;

     (c) If there is an Account Manager, an Account Manager's Agreement for the Account Manager will be provided to Carr. Customer represents it has received: (1) a disclosure document concerning such Account Manager's trading advice, including, in the event the Account Manager will trade options, the options strategies to be utilized, or (2) a written statement explaining why Account Manager is not required under applicable law to provide such a disclosure document to Customer; and

     (d) Customer acknowledges, understands and agrees that Carr is in no way responsible for any loss to Customer occasioned by the actions of the Account Manager and Carr does not by implication or otherwise endorse the operating methods or trading strategies or programs of the Account Manager.

9.   EXTRAORDINARY EVENTS

     Customer agrees that Carr shall have no liability for damages, claims, losses or expenses caused by any errors, omissions or delays resulting from an act, condition or cause beyond the reasonable control of Carr, including, but not limited to: war; insurrection; riot; strike; act of God; fire; flood; extraordinary weather conditions; accident; action of government authority; action of exchange, clearinghouse or clearing organization; communications or power failure; equipment or software malfunction; error, omission or delay in the report of transactions; prices, exchange rates or other market or transaction information; or the insolvency, bankruptcy, receivership, liquidation or other financial difficulty of any bank, clearing broker, exchange, market, clearinghouse or clearing organization.

10.  INDEMNIFICATION OF CARR, CONTRIBUTION AND REIMBURSEMENT

     (a) To the extent permitted by law, Customer agrees to indemnify and hold harmless Carr and its shareholders, directors, officers, employees, agents, affiliates and controlling persons against any liability for damages, claims, losses or expenses which they may incur as the result of: (x) Customer's violation of federal or state laws or regulations, or of rules of any exchange or self-regulatory organization; (y) any other breach of this Agreement by Customer; or (z) any breach by Carr of federal or state laws or regulations, or of the charter provisions, by-laws, rules, margin or other requirements, of the exchanges or self-regulatory organizations, provided that such violation was caused by Carr's acting in good faith on Customer's behalf. Such damages, claims, losses or expenses shall include legal fees and expenses, costs of settling claims, interest, and fines or penalties imposed by the exchanges, self-regulatory organization or governmental authority.

     (b) Customer agrees that if the indemnification provided in paragraph (a) above is held to be unavailable to Carr, the parties hereto shall share in and contribute to such damages, claims, losses or expenses in proportion to their relative benefits from the transactions involved and their relative degree of fault in causing the liability.

     (c) Customer agrees to reimburse Carr and its shareholders, directors, officers, employees, agents, affiliates and controlling persons on demand for any costs incurred in collecting any sums Customer owes under this Agreement and any costs of successfully defending against claims asserted against them by Customer.

11.  NOTICES; TRANSMITTALS

     Carr shall transmit all communications to Customer at Customer's address, facsimile or telephone number set forth below or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to Carr regarding this Agreement (except routine inquiries concerning the Account) to 10 South Wacker Drive, Suite 1100, Chicago, Illinois 60606; facsimile (312) 441-4201, Attention: Legal/Compliance Department. All payments and deliveries to Carr shall be made as instructed by Carr from time to time and shall be deemed received only when actually received by Carr.

12.  CONFIRMATION CONCLUSIVE

     Confirmation of trades and any other notices sent to Customer shall be conclusive and binding on Customer unless customer or Customer's agent notifies Carr to the contrary (a) in the case of an oral report, orally at the time received by Customer or its agent; or (b) in the case of a written report or notice, in writing prior to opening of trading on the business day next following receipt of the report. In addition, if Customer has not received a written confirmation that a commodity interest transaction has been executed within three business days after Customer has placed an order with Carr to effect such transaction, and has been informed or believes that such order has been or should have been executed, then Customer immediately shall notify Carr thereof. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such transaction. Anything in this Section 12 notwithstanding, neither Customer nor Carr shall be bound by any transaction or price reported in error.

13.  SECURITY INTEREST

     Customer hereby grants to Carr a first lien upon and a security interest in any and all cash, securities, whether certificated or uncertificated, security entitlements, investment property, financial assets, foreign currencies, commodity interests and other property (including securities and options) and the proceeds of all of the foregoing (together the "Collateral") belonging to Customer or in which Customer may have an interest, now or in the future, and held by Carr or in Carr's control or carried in any of Customer's Accounts, or in Customer's accounts carried under other agreements with Carr or its affiliates. Such security interest is granted as security for the performance by Customer of its obligations hereunder and for the payment of all loans and other liabilities which Customer has or may in the future have to Carr, whether under this Agreement or any other agreement between the parties hereto. Customer agrees to execute such further instruments, documents, filings and agreements as may be requested at any time by Carr in order to perfect and maintain perfected the foregoing lien and security interest. Carr, in its discretion, may liquidate any Collateral to satisfy any margin or Account deficiencies or to transfer the Collateral to the general ledger account of Carr.

     In the event that the provisions of Section 13, which relate to Collateral in any account carried by Carr for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Carr and Customer shall take precedence over the provisions of this Section 13.

14.  TRANSFER OF FUNDS

     At any time and from time to time and without prior notice to Customer, Carr may transfer from one Account to another Account in which Customer has any interest, such excess funds, equities, securities or other property as in Carr's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other Accounts except that no such transfer may be made from a segregated Account subject to the Commodity Exchange Act to another Account maintained by Customer unless either Customer has authorized such transfer in writing or Carr is effecting such transfer to enforce Carr's security interest pursuant to
     Section 13. Carr promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15.  CARR'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS

     In addition to all other rights of Carr set forth in this Agreement:

     (a)  When  directed  or  required  by  a  regulatory   or   self-regulatory
          organization or exchange having jurisdiction over Carr or the Account;

     (b) Whenever Carr reasonably considers it necessary for its protection because of margin requirements or otherwise;

     (c) If Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with Carr;

     (d) If a case in bankruptcy is commenced or if a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer, or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer (or any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;

     (e)  Carr is informed of Customer's death or mental incapacity; or

     (f) If an attachment or similar order is levied against the Account or any other account maintained by a Customer or any affiliate of Customer with Carr;

     Carr shall have the right to (i) satisfy any obligations due Carr out of any Customer's property (also referred to as "Collateral") in Carr's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, such liquidation shall include transactions involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, (iii) cancel any or all of Customer's outstanding orders, (iv) treat any or all of Customer's obligations due Carr as immediately due and payable, (v) sell any or all of Customer's property in Carr's custody or control in such manner as Carr determines to be commercially reasonable, and/or (vi) terminate any or all of Carr's obligations for future performance to Customer, all without any notice to or demand on Customer if deemed necessary by Carr. Any sale hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of Carr's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each Account upon demand whether occurring upon a liquidation as provided under this Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees). In the event that the provisions of
     Section 15, which relate to Collateral in any account carried by Carr for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Carr and Customer shall take precedence over the provisions of this Section 15.

16.  CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS

     Customer represents and warrants to and agrees with Carr that:

     (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby, and:

          (1) If Customer is a corporation or partnership, Customer represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction in which it is established and in every state in which it does business; (b) is empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments and foreign currency as contemplated hereby; (c) that Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate any statute, rule, regulation, judgment or decree to which Customer is subject or bound; (d) that Customer has had at least one year's prior experience in effectuating transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; and (e) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Carr in writing.

          (2) If Customer is a trust, Customer represents and warrants that (a) it is a duly formed and existing trust under the laws of the state of its formation or such other laws as are applicable, including ERISA or similar state law, and the party or parties designated as trustee or trustees by Customer to Carr in writing submitted herewith constitute the only or all of the proper trustees thereof; (b) the trustee or trustees are empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; (c) the trustee or trustees make the representations set forth in Section 1 hereof as if the term trustee(s) were substituted for the term Customer therein; and (d) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Carr in writing.

     (b) Neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant, introducing broker, bank, broker-dealer, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to Carr;

     (c) Any financial statements or other information furnished in connection therewith are true, correct and complete. Except as disclosed in writing, (i) Customer is not a commodity pool or is exempt from registration under the rules of the CFTC, and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer. Customer hereby authorizes Carr to contact such banks, financial institutions and credit agencies as Carr shall deem appropriate for verification of the information contained herein;

     (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

     (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or other regulatory authority documents (such as contracts, confirmations, telex printouts, invoices and documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

     (f) Customer consents to the electronic recording, at Carr's discretion, of any or all telephone conversations with Carr (without automatic tone warning device); the use of same as evidence by either party in any action or proceeding arising out of the Agreement and in Carr's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

     (g) Absent a separate written agreement between Customer and Carr with respect to give-ups, Carr, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to Carr for clearance and/or carrying in the Account;

     (h) Carr, for and on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an exchange, that Carr shall not be liable or obligated to Customer for any loss, damage, liability, cost or expense (including but not limited to loss of profits, loss of use, incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any fault, delay, omission, inaccuracy or termination of a system or Carr's inability to enter, cancel or modify an order on behalf of Customer on or through a system. The provisions of this Section 16(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach or fiduciary obligations or otherwise; and

     (i) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

     Customer agrees to promptly notify Carr in writing if any of the warranties and representations contained in this Section 16 become inaccurate or in any way cease to be true, complete and correct.

17.  SUCCESSORS AND ASSIGNS

     This Agreement shall inure to the benefit of the parties hereto, their successors and assigns, and shall be binding upon the parties hereto, their successors and assigns, provided, however, that this Agreement is not assignable by any party without the prior written consent of the other parties.

18.  MODIFICATION OF AGREEMENT BY CARR; NON-WAIVER PROVISION

     This Agreement may only be altered, modified or amended by mutual written consent of the parties. The rights and remedies conferred upon Carr shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

19.  SEVERABILITY

     If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

20.  CAPTIONS

     All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

21.  TERMINATION

     This Agreement shall continue in force until written notice of termination is given by Customer or Carr. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each Account to another futures commission merchant.

22.  ENTIRE AGREEMENT

     This Agreement (as amended by the attached Customer Agreement dated the date hereof into which this Agreement is incorporated by reference) constitutes the entire agreement between Customer and Carr with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

23.  GOVERNING LAW; CONSENT TO JURISDICTION

     (a) In case of a dispute between Customer and Carr arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of Illinois without regard to principles of conflicts of laws, and (ii) Customer will bring any legal proceeding against Carr in, and Customer hereby consents in any legal proceeding by Carr to the jurisdiction of, any state or federal court located within Chicago, Illinois, in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to Carr shall be deemed a proper service of process on the undersigned. Customer agrees that venue of all proceedings shall be in Chicago, Illinois.

     (b) Notwithstanding the provisions of Section 23(a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in Section 24. Notwithstanding such election, any question relating to whether Customer or Carr has commenced an arbitration proceeding in a timely manner, whether a dispute is within the scope of the Arbitration Agreement or whether a party (other than Customer or Carr) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in Section 23(a)(ii).

24.  ARBITRATION AGREEMENT (OPTIONAL)

     Every dispute between Customer and Carr arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transacting giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to Carr at 10 South Wacker Drive, Suite 1100, Chicago, Illinois 60606, Attention:
     Legal/Compliance Department, within 45 days after demand by Carr that the Customer make such election, then Carr may make such election. Carr agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any aware rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

     THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT OF THIS ARBITRATION AGREEMENT BE VOLUNTARY.

     BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR CARR MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF CARR INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

     YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH CARR.

     See 17 CFR 1890.1-180.5.

     Acceptance of this arbitration agreement requires a separate signature on page 15.

25.  CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL)

     Without its prior notice, Customer agrees that when Carr executes sell or buy orders on Customer's behalf, Carr, its directors, officers, employees, agents, affiliates, and any floor broker may take the other side of customer's transaction through any Account of such person subject to its being executed at prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

26.  AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL)

     Without limiting other provisions herein, Carr is authorized to transfer from any segregated Account subject to the Commodity Exchange Act carried by Carr for the Customer to any other Account carried by Carr for the Customer such amount of excess funds as in Carr's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said Account. It is understood that Carr will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

27.  ELECTRONIC TRANSMISSION OF STATEMENTS (OPTIONAL)

     Customer elects and consents to receive transmission of statements of transactions and statements of account solely by electronic means, including without limitation, by electronic mail or facsimile. Customer shall not incur any costs or fees in connection with the receipt of such statements by electronic transmission. Customer shall receive such statements by electronic transmission until such time as it revokes its consent in writing to Carr.

28.  SUBORDINATION AGREEMENT

     (Applies only to Accounts with funds held in foreign currencies)

     Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside or inside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

     If authorized below, Customer authorizes the deposit of funds into such depositories. For customer domiciled in the United States, this authorization permits the holding of funds in regulated accounts only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions. In order to avoid the possible dilution of other customer funds, a customer agrees by accepting this subordination agreement that his claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) Carr is placed in receivership or bankruptcy, and
     (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

     By initialing the Subordination Agreement below, Customer agrees that if both of the conditions listed above occur, its claim against Carr's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are so held receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of Carr.

OPTIONAL ELECTIONS/ACKNOWLEDGMENT

The following provisions, which are set forth in this Agreement, need not be entered into to open the Account. Customer agrees that its optional elections are as follows:

Signature required for each election


ARBITRATION AGREEMENT                    ---------------------------------------
(Agreement Paragraph 24)                                                  (Date)

CONSENT TO TAKE THE OTHER SIDE OF
ORDERS (Agreement Paragraph 25)          X /s/ Mark J. Hawley            12-1-97
                                         ---------------------------------------
                                                                          (Date)

AUTHORIZATION TO TRANSFER
FUNDS (Agreement Paragraph 26)           ---------------------------------------
                                                                          (Date)

CONSENT TO RECEIVE STATEMENTS BY
ELECTRONIC TRANSMISSION                  ---------------------------------------
(Agreement Paragraph 27)                                                  (Date)

ACKNOWLEDGMENT OF SUBORDINATION
AGREEMENT (Agreement Paragraph 28)       X /s/ Mark J. Hawley            12-1-97
(Required for accounts holding non-U.S.  ---------------------------------------
currency)                                                                 (Date)



HEDGE ELECTION

/ / Customer confirms that all transactions in the Account will represent bona fide hedging transactions, as defined by the Commodity Futures Trading Commission, unless Carr is notified otherwise not later than the time an order is placed for the Account:

Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of Carr's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

A) / / Liquidate all open contracts without first seeking instructions either from or on behalf of Customer.

B) / / Attempt to obtain instructions with respect to the disposition of all open contracts.

(If neither box is checked, Customer shall be deemed to elect A).)

ACKNOWLEDGMENT OF RECEIPT OF RISK DISCLOSURE STATEMENTS

The undersigned hereby acknowledges its separate receipt from Carr, and its understanding of each of the following documents prior to opening of the
Account:

o    Risk Disclosure Statement for Futures and Options
o    LME Risk Warning Notice
o    NYMEX ACCESS(Service Mark) Risk Disclosure Statement
o    Globex(Registered) Customer Information and Risk Disclosure Statement
o    Project A(Trademark) Customer Information Statement
o    Questions & Answers on Flexible Options Trading at the CBOT
o    CME Average Pricing System Disclosure Statement
o    Special Notice to Foreign Brokers and Foreign Traders

REQUIRED SIGNATURES

CUSTOMER

The undersigned has received, read, understands and agrees to all the provisions of this Agreement and the separate risk disclosure statements enumerated above and agrees to promptly notify Carr in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

DEAN WITTER CORNERSTONE FUND IV
-------------------------------
Customer name(s)

By:  Demeter Management Corporation

By:  /s/ Mark J. Hawley                               December 1, 1997
    ----------------------------------------------------------------------------
Authorized signature(s)                                     Date

Mark J. Hawley, President
--------------------------------------------------------------------------------
[If applicable, print name and title of signatory]

CARR FUTURES INC.

Accepted and Agreed:

Carr Futures Inc.

By:  /s/ Bruce A. Beatus               By:  /s/ Susan Schultz
     -----------------------------          -----------------------------

Title:  General Counsel                Title:  Associate General
        --------------------------             --------------------------

Date:   December 1, 1997               Date:   December 1, 1997
        --------------------------             --------------------------